SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2004

IBSG INTERNATIONAL, INC.
(Exact name of registrant as specified in this charter)

FLORIDA	0-029587	65-0705328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1132 Celebration Blvd., Celebration, FL 34747
(Address and Zip Code of Principal Executive Offices)

Issuer’s Telephone Number: (321) 939-6321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| |	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

    (a)        Financial Statements of Businesses Acquired.

On February 13, 2004 Registrant filed a Current Report on Form 8-K announcing the closing of its acquisition of Intellegent Business Systems Group, Inc. Registrant is filing this Form 8-K/A to file the following financial statements of Intellegent Business Systems Group, Inc.

Report of Independent Registered Public Accounting Firm

Balance Sheet as of December 31, 2003

Statement of Operations From Inception on January 9, 2003 through December 31, 2003

Statement of Stockholders’ Equity (Deficit) From Inception on January 9, 2003 through December 31, 2003

Statement of Cash Flows From Inception on January 9, 2003 through December 31, 2003

Notes to the Financial Statements

(b)     Pro Forma Financial Information.

Registrant is filing with this Form 8-K/A pro-forma financial information concerning its acquisition of Intelligent Business Systems Group, Inc.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2004.	IBSG International, Inc. By: /S/ Michael Rivers —————————————— Michael Rivers President

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
FINANCIAL STATEMENTS
December 31, 2003

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Intelligent Business Systems Group, Inc.
Celebration, Florida

We have audited the accompanying balance sheet of Intelligent Business Systems Group, Inc. as of December 31, 2003 and the related statements of operations, stockholders’ equity (deficit) and cash flows from inception on January 9, 2003 through December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intelligent Business Systems Group, Inc. as of December 31, 2003, and the results of its operations and its cash flows from inception on January 9, 2003 through December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred a significant loss from operations and has a working capital deficit in excess of $366,000. Together these factors raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

BY: /S/ HJ & Associates, LLC —————————————— HJ & Associates, LLC Salt Lake City, Utah October 14, 2004

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Balance Sheet

ASSETS

December 31, 2003
CURRENT ASSETS
Cash	$5,559
Rental deposit (Note 8)	5,047
Notes receivable, net of allowance of $115,231 (Note 5)	--

Total Current Assets	10,606

FIXED ASSETS, NET (Note 4)	7,422

TOTAL ASSETS	$18,028

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$162,549
Related party payables (Note 6)	26,041
Other payables (Note 7)	185,513
Accrued expenses	10,773

Total Current Liabilities	384,876

TOTAL LIABILITIES	384,876

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, no par value, 1,500
shares authorized; 1,500 issued and outstanding (Note 3)	10,000
Accumulated deficit	(376,848)

Total Stockholders' Equity (Deficit)	(366,848)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$18,028

        The accompanying notes are an integral part of these financial statements.

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Statement of Operations

From Inception on January 9, 2003 through December 31, 2003
REVENUES	$--

EXPENSES
General and administrative	202,368
Bad debt expense	115,231

Total Expenses	317,599

LOSS FROM OPERATIONS	(317,599)

OTHER EXPENSE
Interest and penalties	59,249

Total Other Expenses	59,249

NET LOSS	$(376,848)

BASIC LOSS PER SHARE	$(258)

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING	1,463

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Statement of Stockholders’ Equity (Deficit)

From Inception on January 9, 2003 through December 31, 2003

	Common Stock		Accumulated
	Shares	Amount	Deficit
Balance at inception on
January 9, 2003	--	$--	$--
Common stock issued for cash	1,500	10,000	--
Net loss from inception on January 9, 2003
through December 31, 2003	--	--	(376,848)

Balance, December 31, 2003	1,500	$10,000	$(376,848)

        The accompanying notes are an integral part of these financial statements.

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Statement of Cash Flows

From inception on January 9, 2003 through December 31, 2003
CASH FLOWS FROM OPERATING ACTIVITIES
Loss from operations	$(376,848)
Adjustments to reconcile net loss to net
cash used by operating activities:
Depreciation	379
Allowance for bad debt	115,231
Change in operating assets and liabilities:
Increase in rental deposits	(5,047)
Increase in accounts payable	162,549
Increase in accrued expenses	10,773

Net Cash Used by Operating Activities	(92,963)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(7,801)
Advances on notes receivable	(115,231)

Net Cash Used by Investing Activities	(123,032)

CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from related party borrowings	211,554
Net stock offering proceeds	10,000

Net Cash Provided by Financing Activities	221,554

INCREASE IN CASH	5,559
CASH AT BEGINNING OF PERIOD	--

CASH AT END OF PERIOD	$5,559

CASH PAID FOR:
Taxes	$--
Interest	$--

        The accompanying notes are an integral part of these financial statements.

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Notes to the Financial Statements

December 31, 2003

NOTE 1 -     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Organization

The financial statements presented are those of Intelligent Business Systems Group, Inc. (the Company). The Company was incorporated in the State of Delaware on January 9, 2003. The Company was incorporated for the purpose providing software solutions to small business development, banking and business association markets. The Company is not considered a development stage company because operations began in 2004 concurrent with its reverse merger (Note 9).

b. Accounting Method

The Company’s financial statements are prepared using the accrual method of accounting. The Company has adopted a calendar year end.

c. Basic Loss Per Share

The computation of basic loss per share of common stock is based on the weighted average number of shares issued and outstanding during the period of the financial statements as follows:

December 31, 2003
Numerator - loss	$(378,848)
Denominator - weighted average number of
shares outstanding	1,463

Loss per share	$(258)

d. Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

e. Provision for Taxes

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax assets are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Notes to the Financial Statements

December 31, 2003

NOTE 1 -     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e. Provision for Taxes (Continued)

        Net deferred tax assets consist of the following components as of December 31, 2003:

2003
Deferred tax assets:
NOL Carryover	$101,807
Deferred tax liabilities:
Depreciation	(408)
Valuation allowance	(101,399)

Net deferred tax asset	$--

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 39% to pretax income from continuing operations for the years ended December 31, 2003 due to the following:

2003
Book income	$(146,971)
M&E	630
Other	44,942
Valuation allowance	101,399

$--

At December 31, 2003, the Company had net operating loss carryforwards of approximately $200,000 that may be offset against future taxable income from the year 2003 through 2023. No tax benefit has been reported in the December 31, 2003 consolidated financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in future years.

f. Estimates

The preparation of financial statements in conformity with accounting principle generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Notes to the Financial Statements

December 31, 2003

NOTE 2 -     GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United Stated of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. No revenue was recognized since the Company had no basis in the generation of the accounts receivable due to insufficient collection history and therefore have not been recorded . The Company has incurred cumulative operating losses through December 31, 2003 of $376,848, and has a working capital deficit in excess of $366,000 at December 31, 2003 both of which raise substantial doubt about the Company’s ability to continue as a going concern.

Management’s plans include continuing the modification of it’s software to include comprehensive business services, completing a reverse merger acquisition of Intelligent Business Systems Group International, Inc. (“IBSGI”) (formerly Optical Concepts of America) a publicly held entity. IBSGI began to raise capital for the Company’s operational and marketing needs after the initial closing of the reverse merger during November 2003 (the acquisition had not occurred as of December 31, 2003). The capital raised by IBSGI will be used to satisfy the Company’s payables and to expand the Company’s technology center and general business development efforts. The Company will also aggressively seek to procure new license and maintenance contracts.

There can be no assurance that the Company can or will be successful in implementing any of its plans or that they will be successful in enabling the company to continue as a going concern. The Company’s financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 3 -     SALE OF COMMON STOCK

In January of 2003, the Company sold 1,500 shares of its previously authorized but unissued common stock to its founders for $10,000.

NOTE 4 -     PROPERTY AND EQUIPMENT

Fixed assets are recorded at cost, major additions and improvements are capitalized and minor repairs are expensed when incurred.

Depreciation of property and equipment is determined using the straight-line method over the expected useful lives of the assets as follows:

Description	Useful Lives
Art	Not depreciated
Office Equipment	5 years

        Property and Equipment consist of the following:

December 31, 2003
Art	$2,396
Office equipment	5,405

Total property and equipment	7,801

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Notes to the Financial Statements

December 31, 2003

NOTE 4 -     PROPERTY AND EQUIPMENT (Continued)

December 31, 2003
Less: accumulated depreciation	379
Net Property and Equipment	$7,422

Depreciation expense for the year ended December 31, 2003 amounted to $379.

NOTE 5 -     NOTE RECEIVABLE

During the year ended December 31, 2003 the Company agreed to lend up to $150,000 to Commerce Inc. (Commerce). However, when the amount receivable from Commerce was $115,231, the Company determined that the account was uncollectible in its entirety (due to Commerce’s potential bankruptcy filing; see note 10) and subsequently established a bad debt allowance for the entire amount. The Company’s president is a former officer and director of Commerce. He served as Commerce’s president and as a director for seven years prior to his extended personal leave in September of 2002 and final resignation in February 2003.

NOTE 6 -     ACCOUNTS PAYABLE-RELATED PARTIES

During the year ended December 31, 2003 the Company’s CEO paid $26,041 of the Company’s operating expenses. This account was settled in 2004 when the Company acquired Intelligent Business Systems Group International, Inc (IBSGI) (see Note 10).

NOTE 7 -     OTHER PAYABLES

During the year ended December 31, 2003 Intelligent Business Systems Group International, Inc. (IBSGI) advanced to the Company $209,350 in cash, $23,837 of which the Company repaid by paying IBSGI’s operating expenses. The amount due to IBSGI at December 31, 2003 was $185,513. This amount was subsequently eliminated in consolidation when the Company acquired IBSGI (see Note 10).

NOTE 8 -     COMMITMENTS AND CONTINGENCIES

During November of 2003 the Company entered into a forty-two month agreement to lease commercial real estate in Celebration, Florida. The agreement required a deposit of $5,047; rent was abated for the month of December, 2003. Annual minimum rental fees are as follows:

2004:	$43,618
2005:	44,928
2006:	46,276
January through May, 2007:	19,282

Total	$154,104

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Notes to the Financial Statements
December 31, 2003

NOTE 9 -     NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS

During the year ended December 31, 2003, the Company adopted the following accounting pronouncements:

SFAS No. 143 — In August 2001, the FASB issued SFAS No. 143, Accounting for Asset Retirement Obligations, which established a uniform methodology for accounting for estimated reclamation and abandonment costs. The statement was effective for fiscal years beginning after June 15, 2002. The adoption of SFAS No. 143 did not have a material effect on the financial statements of the Company.

SFAS No. 145 — On April 30, 2002, the FASB issued FASB Statement No. 145 (SFAS 145), “Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections.” SFAS 145 rescinds both FASB Statement No. 4 (SFAS 4), “Reporting Gains and Losses from Extinguishment of Debt,” and the amendment to SFAS 4, FASB Statement No. 64 (SFAS 64), “Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements.” Through this rescission, SFAS 145 eliminates the requirement (in both SFAS 4 and SFAS 64) that gains and losses from the extinguishment of debt be aggregated and, if material, classified as an extraordinary item, net of the related income tax effect. However, an entity is not prohibited from classifying such gains and losses as extraordinary items, so long as it meets the criteria in paragraph 20 of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions. Further, SFAS 145 amends paragraph 14(a) of FASB Statement No. 13, “Accounting for Leases”, to eliminate an inconsistency between the accounting for sale-leaseback transactions and certain lease modifications that have economic effects that are similar to sale-leaseback transactions. The amendment requires that a lease modification (1) results in recognition of the gain or loss in the 9 financial statements, (2) is subject to FASB Statement No. 66, “Accounting for Sales of Real Estate,” if the leased asset is real estate (including integral equipment), and (3) is subject (in its entirety) to the sale-leaseback rules of FASB Statement No. 98, “Accounting for Leases: Sale-Leaseback Transactions Involving Real Estate, Sales-Type Leases of Real Estate, Definition of the Lease Term, and Initial Direct Costs of Direct Financing Leases.” Generally, FAS 145 is effective for transactions occurring after May 15, 2002. The adoption of SFAS 145 did not have a material effect on the financial statements of the Company.

SFAS No. 146 — In June 2002, the FASB issued SFAS No. 146, “Accounting for Exit or Disposal Activities” (SFAS 146). SFAS 146 addresses significant issues regarding the recognition, measurement, and reporting of costs that are associated with exit and disposal activities, including restructuring activities that are currently accounted for under EITF No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” The scope of SFAS 146 also includes costs related to terminating a contract that is not a capital lease and termination benefits that employees who are involuntarily terminated receive under the terms of a one-time benefit arrangement that is not an ongoing benefit arrangement or an individual deferred-compensation contract. SFAS 146 will be effective for exit or disposal activities that are initiated after December 31, 2002 and early application is encouraged. The provisions of EITF No. 94-3 shall continue to apply for an exit activity initiated under an exit plan that met the criteria of EITF No. 94-3 prior to the adoption of SFAS 146. The effect on adoption of SFAS 146 will change on a

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Notes to the Financial Statements
December 31, 2003

NOTE 9 -     NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS (Continued)

prospective basis the timing of when the restructuring charges are recorded from a commitment date approach to when the liability is incurred. The adoption of SFAS 146 did not have a material effect on the financial statements of the Company.

SFAS No. 147 — In October 2002, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 147, “Acquisitions of Certain Financial Institutions” which is effective for acquisitions on or after October 1, 2002. This statement provides interpretive guidance on the application of the purchase method to acquisitions of financial institutions. Except for transactions between two or more mutual enterprises, this Statement removes acquisitions of financial institutions from the scope of both SFAS 72 and Interpretation 9 and requires that those transactions be accounted for in accordance with SFAS No. 141, “Business Combinations” and No. 142, “Goodwill and Other Intangible Assets”. The adoption of SFAS No. 147 did not have a material effect on the financial statements of the Company.

SFAS No. 148 — In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock Based Compensation-Transition and Disclosure-an amendment of FASB Statement No. 123” which is effective for financial statements issued for fiscal years ending after December 15, 2002. This Statement amends SFAS 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based compensation and the effect of the method used on reported results. The adoption of SFAS No. 148 did not have a material effect on the financial statements of the Company.

SFAS No. 149 — In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” which is effective for contracts entered into or modified after June 30, 2003 and for hedging relationships designated after June 30, 2003. This statement amends and clarifies financial accounting for derivative instruments embedded in other contracts (collectively referred to as derivatives) and hedging activities under SFAS 133. The adoption of SFAS No. 149 did not have a material effect on the financial statements of the Company.

SFAS No. 150 — In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” which is effective for financial instruments entered into or modified after May 31, 2003, and is otherwise effective at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures in its statement of financial position certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances) because that financial instrument embodies an obligation of the issuer. The adoption of SFAS No. 150 did not have a material effect on the financial statements of the Company. FASB Interpretation No. 45 — “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others – an Interpretation of FASB Statements No. 5, 57 and 107". The initial recognition and initial

INTELLIGENT BUSINESS SYSTEMS GROUP, INC.
Notes to the Financial Statements
December 31, 2003

NOTE 9 -     NEWLY ISSUED ACCOUNTING PRONOUNCEMENTS (Continued)

measurement provisions of this Interpretation are to be applied prospectively to guarantees issued or modified after December 31, 2002. The disclosure requirements in the Interpretation were effective for financial statements of interim or annual periods ending after December 15, 2002. The adoption of FASB Interpretation No. 45 did not have a material effect on the financial statements of the Company.

FASB Interpretation No. 46 — In January 2003, the FASB issued FASB Interpretation No. 46 “Consolidation of Variable Interest Entities.” FIN 46 provides guidance on the identification of entities for which control is achieved through means other than through voting rights, variable interest entities, and how to determine when and which business enterprises should consolidate variable interest entities. This interpretation applies immediately to variable interest entities created after January 31, 2003. It applies in the first fiscal year or interim period beginning after June 15, 2003, to variable interest entities in which an enterprise holds a variable interest that it acquired before February 1, 2003. The adoption of FIN 46 did not have a material impact on the Company’s financial statements.

During the year ended December 31, 2003, the Company adopted the following Emerging Issues Task Force Consensuses: EITF Issue No. 00-21 “Revenue Arrangements with Multiple Deliverables”, EITF Issue No. 01 –8 ” Determining Whether an Arrangement Contains a Lease”, EITF Issue No. 02-3 “Issues Related to Accounting for Contracts Involved in Energy Trading and Risk Management Activities”, EITF Issue No. 02-9 “Accounting by a Reseller for Certain Consideration Received from a Vendor”, EITF Issue No. 02-17, “Recognition of Customer Relationship Intangible Assets Acquired in a Business Combination”, EITF Issue No. 02-18 “Accounting for Subsequent Investments in an Investee after Suspension of Equity Method Loss Recognition”, EITF Issue No. 03-1, “The Meaning of Other Than Temporary and its Application to Certain Instruments”, EITF Issue No. 03-5, “Applicability of AICPA Statement of Position 9702, ‘Software Revenue Recognition’ to Non-Software Deliverables in an Arrangement Containing More Than Incidental Software”, EITF Issue No. 03-7, “Accounting for the Settlement of the Equity Settled Portion of a Convertible Debt Instrument That Permits or Requires the Conversion Spread to be Settled in Stock”, EITF Issue No. 03-10, “Application of EITF Issue No. 02-16 by Resellers to Sales Incentives Offered to Consumers by Manufacturers.

NOTE 10 -     SUBSEQUENT EVENT

Commerce Inc. filed an ABC in May of 2004. Pursuant to a Share Exchange Agreement dated November 10, 2003, which was effective on February 13, 2004, Intelligent Business Systems Group International, Inc. (“IBSGI”), a Florida Corporation, acquired 100% of the outstanding capital stock of the Company, in exchange for 15,000,000 shares of IBSGI’s common stock. These shares were issued to the stockholders of the Company in exchange for their wholly owned interest in the Company. At the time of acquisition, the stockholders of the Company acquired control of IBSGI and, accordingly, for accounting purposes, the Company was treated as the acquiring entity. There was no adjustment to the carrying value of the assets or liabilities of the Company.

The following unaudited condensed combined pro forma financial statements (“the pro forma financial statements”) and explanatory notes have been prepared and give effect to the merger as a recapitalization of Intelligent Business Systems

Group International, Inc. (International) as the acquirer (reverse acquisition). The hisorical financial statements prior to the effective date of the merger will be those of Intelligent Business Systems Group, Inc.(Group).

In accordance with Article 11 of Regulation S-X under the Securities Act, an unaudited condensed combined pro forma balance sheet (the “pro forma balance sheet”) as of December 31, 2003, and unaudited condensed combined pro forma statement of income for the period ended December 31, 2003, (the “pro forma statement of operations”), have been prepared to reflect, for accounting purposes, the acquisition by International. For both the pro forma balance sheet and the pro forma statements of income, the average number of common shares gives effect to the exchange ratio of 10,000 shares of International for one share of Group.

The following pro forma financial statements have been prepared based upon the historical financial statements of International and Group. The pro forma financial statements should be read in conjunction with (a) the historical consolidated financial statements and related notes thereto of International as of December 31, 2003, and for the year ended December 31, 2003, included in this proxy statement/prospectus; and (b) the historical financial statements and related notes thereto of Group as of December 31, 2003, and for the period from inception on January 9, 2003 through December 31, 2003, included in this proxy statement/prospectus. See “Index to Financial Statements.”

The December 31, 2003, pro forma balance sheet assumes that the Group merger was completed on December 31, 2003. The December 31, 2003, pro forma balance sheet includes the historical unaudited consolidated balance sheet data of International as of December 31, 2003, and the historical unaudited consolidated balance sheet data of Group as of December 31, 2003. Intercompany balances have been eliminated.

The pro forma statement of operations for the year ended December 31, 2003, assumes that the Group merger occurred on January 1, 2003, and includes the audited historical statement of opearations data of International for the year ended December 31, 2003, and the audited historical statement of ooperations data of Group from inception on January 9, 2003 through December 31, 2003.

The pro forma financial statements are provided for illustrative purposes only, and are not necessarily indicative of the operating results or financial position that would have occurred if the mergers had been consummated at the beginning of the periods or on the dates indicated, nor are they necessarily indicative of any future operating results or financial position. The pro forma financial statements do not include any adjustments related to any restructuring charges or one-time charges which may result from the mergers or the final result of valuations of inventories, property, plant and equipment, intangible assets, debt, and other obligations.

IBSG INTERNATIONAL, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

	IBSGI as of December 31, 2003	IBSG as of December 31, 2003	Combined Historical IBSGI and IBSG	Pro Forma Adjustments		Pro Forma Combined IBSGI and IBSG as of December 31, 2003
ASSETS
Current Assets:
Cash	$--	$5,559	$5,559	$--		$5,559
Rental deposit	--	5,047	5,047	--		5,047
Accounts receivable related party	185,513	--	185,513	(185,513	)(1)	--

Total Current Assets	185,513	10,606	196,119	(185,513)		10,606

Fixed Assets:
Property, net of depreciation	--	7,422	7,422	--		7,422

Total Other Assets	--	7,422	7,422	--		7,422

TOTAL ASSETS	$185,513	$18,028	$203,541	$(185,513)		$18,028

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)
Current Liabilities:
Accounts payable	$--	$162,549	$162,549	$--		$162,549
Related party payables	--	26,041	26,041	--		26,041
Other payables	--	185,513	185,513	(185,513	)(1)	--
Accrued expenses	--	10,773	10,773	--		10,773

Total Current Liabilities	--	384,876	384,876	(185,513)		199,363

Total Liabilities	--	384,876	384,876	(185,513)		199,363

Stockholders' Equity:
Common stock	5,979	10,000	15,979	(10,000	)(2)
				15,000		20,979
Additional paid-in capital	6,548,943	--	6,548,943	(6,481,409	)(2)
				10,000
				(15,000	)(2)	62,534
Stock subscription payable	112,000	--	112,000	--		112,000
Accumulated deficit	(6,481,409)	(376,848)	(6,858,257)	6,481,409		(376,848)

Total Stockholders' Equity	185,513	(366,848)	(181,335)	--		(181,335)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$185,513	$18,028	$203,541	$(185,513)		$18,028

(1)     To eliminate intercompany accounts.

(2)     To elimiate the retained deficit of International and record the issuance of 15,000,000 shares of International common stock to acquire common stock of Group.

IBSG INTERNATIONAL, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

	International as of December 31, 2003	Group as of December 31, 2003	Combined Historical International and Group	Pro Forma Adjustments	Pro Forma Combined International and Group for the year ended December 31, 2003
Sales	$--	$--	$--	$--	$--
Bad debt expense	$--	115,231	115,231
General and administrative expenses	6,052,682	202,368	6,255,050	(6,052,682)	202,368

Loss from operations	(6,052,682)	(317,599)	(6,370,281)	6,052,682	(317,599)

Other income (expense)
Int and warrants	--	(59,249)	(59,249)	--	(59,249)

Total other expenses	--	(59,249)	(59,249)	--	(59,249)

Net loss	$(6,052,682)	$(376,848)	$(6,429,530)	$6,052,682	$(376,848)

Basic loss per share	(0.27)	(257.59)	(0.29)		(0.01)

Weighted average shares outstanding	22,177,672	1,463	22,179,135		37,177,672

(1)     Weighted average shares outstanding reflects the one-for-ten thousand exchange of Group common stock for International common stock.